UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2014

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

Tax Treatment of Distributions
For the year ended December 31, 2013, we paid distributions to Class A, M and E stockholders of approximately $13,357,000. For income tax purposes, 100% of the distributions paid in 2013 will qualify as a nondividend distribution or return of capital. The distribution declared on November 4, 2013, payable on February 7, 2014, will be taxable in 2014 and is not reflected in the 2013 tax allocation.
The table below summarizes the income tax treatment of distributions paid to Class A stockholders during the year ended December 31, 2013:

Record Date	Payment Date	Net Distribution per share (1)	Ordinary Income		Capital Gain Income		Return of Capital
12/28/2012	3/28/2013	$0.08909	$—	—%	$—	—%	$0.08909	100.00%
3/27/2013	5/3/2013	0.07956	—	—	—	—	0.07956	100.00
6/27/2013	8/2/2013	0.07818	—	—	—	—	0.07818	100.00
9/27/2013	11/1/2013	0.07555	—	—	—	—	0.07555	100.00
Total		$0.32238	$—	—%	$—	—%	$0.32238	100.00%
(1) Distributions per share are net of distribution and dealer manager fees of 0.50% and 0.55% of net asset value, respectively.
The table below summarizes the income tax treatment of distributions paid to Class M stockholders during the year ended December 31, 2013:

Record Date	Payment Date	Net Distribution per share (2)	Ordinary Income		Capital Gain Income		Return of Capital
12/28/2012	3/28/2013	$0.09239	$—	—%	$—	—%	$0.09239	100.00%
3/27/2013	5/3/2013	0.09198	—	—	—	—	0.09198	100.00
6/27/2013	8/2/2013	0.08881	—	—	—	—	0.08881	100.00
9/27/2013	11/1/2013	0.08738	—	—	—	—	0.08738	100.00
Total		$0.36056	$—	—%	$—	—%	$0.36056	100.00%
(2) Distributions per share are net of dealer manager fees of 0.55% of net asset value.
The table below summarizes the income tax treatment of distributions paid to Class E stockholders during the year ended December 31, 2013:

Record Date	Payment Date	Total Distribution per share	Ordinary Income		Capital Gain Income		Return of Capital
12/28/2012	3/28/2013	$0.10	$—	—%	$—	—%	$0.10	100.00%
3/27/2013	5/3/2013	0.10	—	—	—	—	0.10	100.00
6/27/2013	8/2/2013	0.10	—	—	—	—	0.10	100.00
9/27/2013	11/1/2013	0.10	—	—	—	—	0.10	100.00
Total		$0.40	$—	—%	$—	—%	$0.40	100.00%
Stockholders are advised to consult with their tax advisor about the specific tax treatment of distributions we paid.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: January 22, 2014